Deutsche Bank Global Financial Services
Conference
Greg D. Carmichael
President & Chief Executive Officer
June 1, 2016
Refer to earnings release dated April 21, 2016, and Form 10-Q for the quarter ended March 31, 2016 for further information
Fifth Third Bancorp | All Rights Reserved
Exhibit 99.1

Cautionary statement
2
Fifth Third Bancorp | All Rights Reserved
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,”
“intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements.
Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4)
changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. You also should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
This presentation also includes certain non-GAAP financial measures including "pre-provision net revenue" or "PPNR,” “adjusted efficiency ratio,” “core return on average tangible common equity."  Management believes these measures may assist investors, analysts and regulators in analyzing our financials.
Although we have procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not by considered in isolation, or as a substitute for analysis of results under GAAP.  For more information regarding these measures and to view reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation.

3
Fifth Third Bancorp | All Rights Reserved
Top 10 National Commercial and
Consumer Bank
#8
Equipment Finance
Treasury Management
#8
#9
Commercial & Industrial
Loans
Well-positioned franchise and focused
footprint
#7
#10
Non-Captive Prime Auto
Originator
5
Retail Bank
4
In footprint markets
National commercial hub cities
Source: 1The 2014 Monitor 100, 2E&Y 2015 Cash Management Services Surveys, 3SNL Financial - regulatory filing as of Q1 2016, 4Oliver Wyman 2015 Survey of Consumers, and  5Experian Auto Count US States originations in units 2016 through 03/31/2016
1
2
3
Ranked 2nd in J.D. Power 2015 U.S. Primary Mortgage Origination Satisfaction Study

We are a very different bank now than we were
pre-crisis
Reduced exposure to commercial real estate
Significant improvement in commercial loan credit
profile
Exited the mortgage broker business
Greater mix of stable core deposits
Better Balance Sheet Positioning
Loan Portfolio Composition
Core
Deposits
Funding and Liquidity Composition
Heavily-reliant
on overnight
borrowings
~40% of wholesale borrowings
matured within 90 days
Short-term
Borrowing
Long-term
Borrowing
Commercial Portfolio Distribution by
Probability of Default (PD)
PD 1-5
PD 6-8
PD 9
PD 10-13
Strong core deposit base
Limited reliance short term borrowings
LCR at 118%,
in excess of fully
implemented LCR requirement
19%
18%
11%
9%
7%
7%
6%
14%
13%
12%
9%
8%
7%
6%
43%
44%
48%
45%
43%
45%
47%
23%
25%
29%
36%
42%
41%
41%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2010
2011
2012
2013
2014
2015
1Q16
36%
50%
22%
11%
13%
15%
15%
9%
11%
12%
3%
3%
4Q07
1Q16
Other Consumer
Auto Loans
Home Equity
Resi Mortgage
Commercial Real
Estate
C&I + Commercial
Lease
82%
6%
12%
1Q 2016
70%
15%
14%
4Q 2007
4
Fifth Third Bancorp | All Rights Reserved

Lower CRE balances and limited energy
exposure
Non-owner Occupied Portfolio Distribution ($MM)
CRE Balances ($MM)
Construction
Mortgage
1Q 2016 -
Limited Energy Exposures
$11,862
$6,864
$5,561
$3,428
4Q07
1Q16
4Q07
1Q16
-42%
-38%
Residential
& Land
$4,513
Other
$6,242
4Q 2007
Other
$6,044
$170
$443
$385
$722
$552
$294
$742
$232
$327
$105
$0
$100
$200
$300
$400
$500
$600
$700
$800
OFS
RBL
Oil & Gas
Midstream
Refining
Total Energy Exposure ($MM)
Unfunded Commitments
Outstandings
5
Fifth Third Bancorp | All Rights Reserved
•
Energy balances stable at $1.7B
–
Total unfunded commitments of $2.3B
•
76% of total energy loans outstanding are SNCs
•
$9.2MM charge-offs in OFS (oil field services)
•
$168MM increase in NPAs sequentially; predominantly
RBL (reserve-based lending)
–
All RBLs current on interest and well-collateralized
•
Reserves of 6.20% of funded loans, up from 4.75% in
4Q15
Residential
& Land
$462
1Q 2016

1Q16: excluding energy, ALLL/NPLs would have been 234%
Solid balance sheet positioning
Nonperforming asset ratio
Common Equity Tier 1 Ratio
ALLL / NPLs
1
Excludes $1.56BN in energy loans & leases ($1.7BN total balances including operating leases)
2
Tier 1 Common from 2011-2014; Common Equity Tier 1 (CET1) for 2015 and 1Q16;  CET1 shown on transition basis (U.S. GAAP).
3
Adjusted CET1 ratio includes unrealized after-tax Vantiv position as of 3/31/16. [{($53.88 Vantiv stock price x 35M shares) less the carrying value of Vantiv of $373M] x 0.65 ] / Risk-Weighted Assets. Assumes no share buyback from Vantiv sales.
4
Leverage ratio minimum represents well-capitalized minimum; no Basel III buffered minimum applies.
5
This ratio has been included herein to facilitate a greater understanding of the Bancorp's capital structure and financial condition. See the Regulation G Non-GAAP Reconciliation table for a reconciliation of these ratios to U.S. GAAP.
•
Strong Common Equity Tier 1 ratio above targets and requirements
•
Significantly increased the quantity and quality of capital since the crisis
•
Problem assets well-contained (excluding energy, NPAs would be at lowest levels since before the crisis)
Capital ratios
Basel III buffered
minimum
Excess over
minimum
1Q16:
excluding
energy,
the
NPA
ratio
would
have
been
0.69%
5
10.6%
4
2.23%
1.49%
1.10%
0.82%
0.70%
0.88%
2011
2012
2013
2014
2015
1Q16
9.4%
9.5%
9.5%
9.7%
9.8%
9.8%
2011
2012
2013
2014
2015
1Q16
157%
180%
211%
228%
252%
185%
2011
2012
2013
2014
2015
1Q16
7.0%
8.5%
10.5%
5.0%
2.8%
2.4%
4.2%
4.6%
8.6%
CET1
Tier 1
Total
Leverage
TCE
9.8%
10.9%
14.7%
9.6%
6
Fifth Third Bancorp | All Rights Reserved
1

Focused on generating attractive returns
through the cycle
•
Simplifying and enhancing value proposition of our product offerings
•
Leveraging innovation, partnerships, and select non-bank
acquisitions to develop and deploy new products and solutions
•
Accelerating growth in assets with higher capital returns
Key Areas of Focus
Stability
Growth
Profitability
•
Focusing on key industry verticals and de-emphasizing lower ROE businesses
•
Making strategic investments to drive higher returns
•
Growing fee-based revenues (Treasury Management fees, insurance revenue, M&A Advisory)
•
Maintaining balance sheet strength
–
Strong liquidity (LCR well in-excess of fully-phased requirements)
–
Capital
levels
remain
strong
even
under
2015
Fed
Severe
scenario
1
•
Conservative underwriting used to target lower credit losses through the cycle
1
Capital ratio strength refers to CCAR 2015 results; CCAR 2016 results to be disclosed by the Federal Reserve by June 30, 2016.

Fifth Third Bancorp | All Rights Reserved

Outstanding Balances ($MM)
Expanding and growing industry verticals
Fifth Third’s Commercial strategy includes utilizing specialized industry verticals to augment the traditional Commercial lending business
Key benefits:
–
Experienced bankers offering specialized industry knowledge and a superior client value proposition
–
Subject matter experts with knowledge of both the market dynamics and the regulatory environment
–
More opportunities for fee revenues (e.g., TM services, M&A advisory) enhance Fifth Third ROA
Case Study: Healthcare sector success
•
Fifth Third stood up the healthcare vertical in 2008 and has consistently improved profitability through lending offerings as well as an increased focus on fee revenue
Revenue Mix
Balance Growth
•
Q1 2016:  40% fee
revenue mix driven by
continued success
generating capital
markets, syndication
and bridge fee revenue
•
Highest fee-generating
quarter for vertical
since inception
1
Represents balances generated from Fifth Third’s National Healthcare Vertical Group
1
$21MM
$45MM
$61MM
$89MM
$23MM
$15MM
1,252
3,677
Q4 2010
Q1 2016
26%
33%
40%
74%
67%
60%
2010
2015
Q1 2016
Fee Revenue
NII

Fifth Third Bancorp | All Rights Reserved

Fifth Third Bancorp | All Rights Reserved
Strategic investment strategy
Our strategic investment planning categorizes initiatives into three categories, all of which are key to Fifth Thirds long-term success
•
Includes continued focus to ensure compliance with all regulatory requirements
•
Select examples include:
–
Continued automation and workflow enhancements
–
Enhanced fraud tools and mobile alerts to improve customer experience and reduce fraud
–
IT investments to provide an integrated customer experience
•
Investing in core business to drive higher revenues
•
Select examples include:
–
Consumer and Commercial credit card enhanced customer utilization
–
Small Business lending initiative to improve loan origination levels
–
Insurance brokerage
•
Streamlining processes to reduce expenses
•
Select examples include:
–
Branch operations digitization
–
Expanded business processes moving to offshore operations
–
Continue to look at branch optimization strategies
Revenue
Enhancing
Cost Saving
IT and Risk &
Compliance
Infrastructure

Continuing to transform the retail branch
network
Fifth Third is continuing to transform the core retail business to optimize the branch network in order to address evolving customer behavior, preferences and expectations
FTE
reduction
(total banking center)
Financial
Impact
($MM)
Branch & Job Re-Design
Branch Closures
Digital Transformation
Description
~1,600 FTE (19%)
~400 FTE (6%)
2015-2016
2016-2017
2013-2015
$60MM
Annual run-rate (cost savings)
Omni-channel infrastructure
designed to accelerate
revenue growth and improve
customer service quality
through enhanced digital
capabilities
Branch digitization to
substantially reduce back
office personnel and office
supply costs
Hired Chief Digital Officer to
drive initiatives
Exited retail operations in two
markets (Pittsburgh and St.
Louis) and consolidated select
branch locations (8% reduction)
Non-recurring net impairment
of ($89MM)
41 branches closed, 34
branches sold, additional 32
closed in April
Drove digital adoption through
mobile and ATM
Redefined staffing models &
modified roles (Universal
Bankers)
Redesigned branch through
process and technology
enhancements
Strategic
Initiative
Execution
Timeframe
$60MM
Annual run-rate (cost savings)
10
Fifth Third Bancorp | All Rights Reserved
2018
2019
2020
$8MM
$21MM
$35MM

Fifth Third Bancorp | All Rights Reserved
2.3%
3.1%
2.9%
2.4%
2.7%
3.1%
2.5%
2.2%
2.7%
2.6%
3.3%
2.5%
1.0%
8.0%
7.1%
7.0%
5.3%
4.1%
3.3%
3.3%
3.4%
2.7%
2.6%
0.6%
0%
2%
4%
6%
8%
10%
12%
COF
FITB
RF
PNC
STI
WFC
USB
CMA
KEY
HBAN
BBT
MTB
ZION
Dividend Payout Yield
Buyback Yield
Fifth Third value proposition
Total payout yield (regional peers)
3
•
FITB has traded at a discount of
approximately 8% relative to peers
based on the best fit line implied by an
analysis of P/TBV to Core ROTCE
•
If FITB were to generate the expected
gains shown on slide 12 from
monetizing
the
Vantiv
equity
position
4
at
the best-fit multiple, the P/TBV would imply
an additional ~8% in upside potential
•
FITB’s dividend payout ratio was 2
nd
highest among peer banks
•
For FITB to get to the current
peer
median dividend yield, share price
would need to increase to ~$22 (as of
May 20, 2016)
•
Incorporating the impact of share
repurchases, total payout yield was
~83% of earnings
P/TBV
1
10.3%
10.2%
9.9%
7.7%
6.4%
5.8%
5.6%
5.4%
5.3%
3.3%
9.8%
3.1%
1.0%
6.7%
3/31/16 peer median dividend yield = 2.6%
(2.4% as of 5/20/16)
All returns are shown on a trailing 4 quarter basis, ending Q1 2016.
1
Share price as of 5/20/16; Tangible Book Value per share as of Q1 2016, per SNL Financial
2
Core ROTCE, or core return on average common equity, is a non-GAAP measure. All peer core net income available to common shareholders figures per SNL Financial, trailing 12 months ended Q1
2016; P/TBV as of 5/20/16, except FITB figures based on Company calculations shown in the reconciliations in the Appendix.
3
Payout ratios calculated with share prices and market capitalization as of 03/31/16 given the combined dividend and repurchase analysis; Fifth Third’s dividend payout ratio as of 5/20/16 was 2.8%
4
Assumption based on Fifth Third’s 2015 capital plan; Fifth Third’s 2016 capital plan is subject to Federal Reserve objection or non-objection to be announced by June 30, 2016. Unrecognized pre-tax equity ownership value shown on page 12 ($1.514BN)
5%
7%
9%
11%
13%
15%
17%
19%
Core ROTCE
2
FITB
0.5x
1.0x
1.5x
2.0x
2.5x

Fifth Third Bancorp | All Rights Reserved
Unrecognized value in Vantiv
ownership
Not  recognized
on Fifth Third’s
balance sheet
•
Equity Ownership -
As of March 31, 2016, Fifth Third has an approximate 18% ownership interest in
Vantiv Holding, LLC.  for which it records equity method earnings.
•
Warrant -
As of March 31, 2016, Fifth Third owns a warrant associated with Vantiv Holding, LLC. to purchase approximately 7.8 million Class C (non-voting) units in Vantiv at an exercise price of $15.98 per unit. The warrant is carried at fair value on the balance sheet as a derivative asset.
•
Tax Receivable Agreement –
Annually Fifth Third recognizes income as part of a Tax Receivable
Agreement (TRA) with Vantiv.  This agreement entitles Fifth Third to receive economic benefits of certain tax deductions or benefits recognized by Vantiv, Inc.
1
Fifth
Third
Bancorp’s
Q1
2016
10-Q
as
of
March
31,
2016.
Subject
to
changes
in
Vantiv’s
stock
price
2
As
of
3/31/2016;
VNTV
closing
price
of
$53.88
x
35MM
units.
Subject
to
changes
in
Vantiv’s
stock
price
3
Based on the analysis performed by Vantiv, Inc. disclosed in its first quarter Form 10-Q.  Estimated cash flow from additional share sales assumes that Fifth Third Bank had exchanged its remaining Class B Units of
Vantiv
Holding,
had
exercised
its
remaining
warrant
and
exchanged
the
resulting
Class
C
Units
of
Vantiv
Holding,
all
for
Class
A
Shares
of
Vantiv,
Inc.
common
stock
on
March
31,
2016.
TRA
cash
flows
are
undiscounted
and
may
vary
based
on
a
number
of
factors,
including
the
amount
and
timing
of
Vantiv’s
future
taxable
income
and
the
tax
rate
then
applicable,
the
use
of
loss
carryovers
and
amortizable
basis
and
are subject to material change based on changes in Fifth Third Bank’s tax basis in the partnership interest, changes in tax rates, or significant changes in Vantiv, Inc.’s stock price. Cash flows based on additional share sales are dependent on Fifth Third’s desire and ability to sell additional shares at comparable share prices in desired time frames.
($s in millions)
Warrant
Book
Value
of
Warrant
(carried
at
Fair
Value)
1
308
$
Equity Interest
Book
Value
of
Ownership
1
374
Market
Value
of
Ownership
2
1,888
Unrecognized pre-tax value from Vantiv share ownership
1,514
$
Tax Receivable Agreement
Gross
Cash
Flows
from
Existing
TRA
3
802
$
Estimated
Cash
Flow
Potential
from
Additional
Share
Sales
3
1,100
$

Fifth Third Bancorp | All Rights Reserved
We are investing
prudently to drive
higher returns
We are committed to
driving attractive ROEs
through cycles
We are a very different
bank than we were
pre-crisis
In summary
All of this is
intended to create
shareholder value
over time
Growth
Profitability
Stability

14 Fifth Third Bancorp | All Rights Reserved Appendix

•
Strong NII and NIM; continued benefit from steady
interest rate risk management strategy
•
Solid fee income despite market volatility
Strong corporate banking activity
•
Tightly controlled operational expenses
•
Executed on defined strategies
•
Credit quality excluding energy in line; monitoring
energy portfolio closely
First quarter 2016 highlights
Earnings Per
Share
Reported $0.40
•Included $0.03 net benefit from certain
items*
Net Income to
Common
$312 million
LCR
118%
*Significant pre-tax items in 1Q16 results include: $47MM pre-tax (~$31MM after-tax) positive valuation adjustment on the Vantiv warrant, $8MM pre-tax (~$5MM after-tax) gain on sale on St.
Louis branches, ($14MM) pre-tax (~$9MM after-tax) voluntary early retirement expense

Fifth Third Bancorp | All Rights Reserved

Fifth Third Bancorp | All Rights Reserved
Pre-tax pre-provision earnings
1
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation on page 22 in the appendix.
2
Presented on a fully taxable equivalent basis.
3
Prior quarters include similar adjustments.
•
PPNR decreased 46% sequentially, reflecting:
–
$469MM net benefit in 4Q15 primarily
related to Vantiv
gains
•
Adjusted PPNR down 11% sequentially
–
Primarily due to the $31MM annual Vantiv
tax receivable payment recorded in 4Q15
PPNR reconciliation
Efficiency ratio
2
65.4%
62.3%
58.2%
48.0%
63.8%
64.9%
61.9%
62.7%
62.2%
1Q15
2Q15
3Q15
4Q15
1Q16
Efficiency Ratio
Adjusted Efficiency Ratio
65.3%
1Q15
2Q15
3Q15
4Q15
1Q16
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
Adjusted PPNR
Net Income
Reported PPNR
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
Net
interest
income
2
$852
$892
$906
$904
$909
Total non-interest income
630
556
713
1,104
637
Total non-interest expense
923
947
943
963
986
PPNR
$559
$501
$676
$1,045
$560
Adjustments
to
remove
(benefit)
/
detriment  :
3
In noninterest income:
Gain on sale of Vantiv shares
-
-
-
(331)
-
Gain on Vantiv warrant actions
-
-
-
(89)
-
Vantiv TRA settlement payment
-
-
-
(49)
-
Vantiv warrant valuation
(70)
(14)
(130)
(21)
(47)
Gain on sale of certain branches
-
-
-
-
(8)
Branch and land valuation adjustments
-
97
-
-
-
Gain from sales of troubled debt restructurings
(37)
-
-
-
-
Impairment associated with aircraft leases
30
-
-
-
-
Valuation of 2009 Visa total return swap
17
2
8
10
(1)
Securities (gains) / losses
(4)
(4)
-
(1)
(3)
In noninterest expense:
Contribution to Fifth Third Foundation
4
-
-
10
-
Severance expense
1
2
3
2
15
Litigation reserve charges
2
(1)
(5)
-
-
Executive Retirements
-
-
6
-
-
Adjusted PPNR
$502
$583
$558
$577
$516

Fifth Third Bancorp | All Rights Reserved
$2,100
$650
$1,850
$1,600
$1,600
$0
$1,000
$2,000
$3,000
2016
2017
2018
2019
2020
2021 On
Fifth Third Bank
Fifth Third Bank
2
1
Available and contingent borrowing capacity (1Q16):
–
FHLB ~$10.6B available, ~$14.2B total
–
Federal Reserve ~$23.5B
Holding company unsecured debt maturities ($MM)
Bank
unsecured
debt
maturities
($MM
–
excl.
Retail
Brokered CDs)
Heavily core funded
Strong liquidity profile
S-T
wholesale
3%
1
$1B matured in 1Q16
2
$700MM matured in 1Q16
3
(Debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
Holding Company:
Holding Company cash at 03/31/16: $2.3B
$1B maturity in January 2016, was pre-funded with the $1.1B Holding
Company issuance executed in 3Q15
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~26 months
Bank Entity:
Of the $2.5B maturing this year, $700MM matured in 1Q16. During the quarter the Bank issued $1.5B of long term debt, comprised of $750MM of senior debt and $750MM of sub debt
2016 Funding Plans:
Due to the Moody’s LGF methodology, we intend to replace all debt maturities this calendar year ($3.7B in total) in order to maintain our current senior debt ratings
$1.5B of the $3.7B was replaced in 1Q16
It is likely that most of this replacement funding will take place at the Bank Entity
Demand
25%
Interest
checking
18%
Savings/
MMDA
24%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
S-T
borrowings
2%
Other
liabilities
3%
Equity
12%
L-T debt
11%
$250
$500
$500
$500
$1,100
$2,312
$0
$500
$1,000
$1,500
$2,000
$2,500
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

Fifth Third Bancorp | All Rights Reserved
Portfolio compositions
Commercial:
Fixed: $10.2B
1
Float: $47.5B
1
•
1M Libor based: 68%
•
3M Libor based: 8%
•
Prime based: 5%
Weighted Avg. Life: 1.86 years
74% Float /
26% Fix
96% Float /
4% Fix
0% Float /
100% Fix
90% Float /
10% Fix
71% Float /
29% Fix
25% Float /
75% Fix
91% Float /
9% Fix
1% Float /
99% Fix
100% Float /
0% Fix
Investments:
52% allocation to bullet/locked-out
cash flow securities
Investment portfolio yield: 3.14%
Duration: 4.8 years
Net unrealized pre-tax gain: $1B
Portfolio Characteristics
0% Float /
100% Fix
0% Float /
100% Fix
17% Float /
83% Fix
Consumer:
Fixed: $23.3B
1
Float: $13.4B
1
•
Prime based: 25%
Weighted Avg. Life: 3.48 years
Avg. duration of Auto book: 1.33 years
1
Includes HFS Loans & Leases
75%
12%
6%
7%
1
Commercial & Industrial
Commercial Mortgage
Commercial Construction
Commercial Lease
Bancorp Investment Portfolio (BV)
Level 1
Level 2A
Non
-HQLA
42%
39%
19%
2%
EOP
Consumer
Loans
1
Home Equity
Auto
Other
Credit Card
Resi Mortgage & Construction
22%
30%
6%
40%
EOP Commercial Loans

Interest rate risk management
Well-positioned for rising rates
•
NII benefits from asset re-pricings in a rising rate environment
–
64% of total loans are floating rate (82% of commercial and 36% of consumer)
–
Investment portfolio duration less than 5 years
–
Short-term wholesale funding represents approximately 4% of total funding
–
Approximately $11B in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70%
beta
on
all
interest-bearing
deposit
and
sweep
balances
(~50%
betas
experienced
in
2004
–
2006
Fed
tightening cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates (bps)
+200
bps Shock
Change in Interest Rates
+100
bps Shock
+200
bps Ramp
2.12%
6.98%
(4.00%)
+25 bps Shock
+100
bps Ramp
1.20%
4.27%
-
-50 bps Shock
-50 bps Ramp
(2.00%)
(2.67%)
-
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates
12
Months
13 to 24 Months
12
Months
Change in Interest Rates
12
Months
13 to 24
Months
12
Months
13 to 24
Months
+200
bps Ramp
1.84%
6.43%
2.40%
+200
bps Ramp
(1.11%)
0.52%
5.35%
13.44%
+100
bps Ramp
1.06%
3.99%
1.34%
+100
bps Ramp
(0.41%)
1.04%
2.82%
7.50%
ESTIMATED NII SENSITIVITY PROFILE
ESTIMATED EVE SENSITIVITY PROFILE
Percent Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit
12
Months
13 to 24 Months
12
Months
13 to 24 Months
(12.00%)
(0.90%)
(6.00%)
(0.10%)
-
(0.32%)
(2.85%)
ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES
Percent Change in NII (FTE)
Percent Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
13 to 24 Months
7.54%
4.54%
-
ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES
Actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies.
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
1.
2.
Fifth Third Bancorp | All Rights Reserved

Credit trends
Residential Mortgage
Commercial & Industrial
Home Equity & Automobile
Commercial Real Estate
* Excludes loans held-for-sale.
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$42,052
$42,800
$42,948
$42,131
$43,433
Avg Loans*
$41,426
$42,550
$43,149
$43,154
$43,089
90+ days delinquent
$2
$2
$3
$7
$3
as % of loans
NM
NM
0.01%
0.02%
0.01%
NPAs*
$216
$193
$183
$272
$472
as % of loans
0.58%
0.45%
0.43%
0.65%
1.09%
Net charge-offs
$38
$34
$128
$30
$46
as % of loans
0.38%
0.32%
1.17%
0.28%
0.43%
C&I
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$7,209
$7,150
$7,061
$6,957
$6,864
Avg Loans*
$7,241
$7,148
$7,023
$7,032
$6,886
NPAs*
$186
$166
$165
$138
$126
as % of loans
2.56%
2.31%
2.34%
1.98%
1.84%
Net charge-offs
$1
$11
$11
$3
$6
as % of loans
0.05%
0.62%
0.66%
0.19%
0.35%
Commercial mortgage
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$2,302
$2,709
$3,101
$3,214
$3,428
Avg Loans*
$2,197
$2,549
$2,965
$3,141
$3,297
NPAs*
$16
$14
$19
$8
$8
as % of loans
0.67%
0.51%
0.61%
0.25%
0.23%
Net charge-offs
-
-
$3
-
-
as % of loans
(0.06%)
0.00%
0.43%
0.00%
(0.06%)
Commercial construction
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$12,569
$12,933
$13,392
$13,716
$13,895
Avg Loans*
$12,433
$12,831
$13,144
$13,504
$13,788
90+ days delinquent
$48
$43
$40
$40
$44
as % of loans
0.38%
0.33%
0.30%
0.29%
0.32%
NPAs*
$113
$101
$91
$86
$77
as % of loans
0.91%
0.78%
0.68%
0.63%
0.55%
Net charge-offs
$6
$5
$3
$3
$2
as % of loans
0.19%
0.16%
0.10%
0.08%
0.07%
Residential mortgage
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$8,714
$8,547
$8,427
$8,301
$8,112
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$14
$9
$9
$9
$8
as % of loans
0.61%
0.41%
0.42%
0.39%
0.36%
Home equity
($ in millions)
1Q15
2Q15
3Q15
4Q15
1Q16
EOP Balance*
$11,873
$11,909
$11,826
$11,493
$11,128
90+ days delinquent
$7
$8
$8
$10
$8
as % of loans
0.06%
0.07%
0.07%
0.09%
0.07%
Net charge-offs
$8
$4
$7
$9
$9
as % of loans
0.28%
0.14%
0.23%
0.31%
0.32%
Automobile

Fifth Third Bancorp | All Rights Reserved

Regulation G non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
March
December
September
June
March
2016
2015
2015
2015
2015
Net interest income (U.S. GAAP)
903

899

901

887

847

Add:
Noninterest income
637

1,104

713

556

630

Less:
Noninterest expense
(986)

(963)

(943)

(947)

(923)

Pre-provision net revenue
554

1,040

671

496

554

Net income available to common shareholders (U.S. GAAP)
312

634

366

292

346

Add:
Intangible amortization, net of tax
-

-

-

-

-

Tangible net income available to common shareholders (a)
312

634

366

292

346

Tangible net income available to common shareholders (annualized) (b)
1,255

2,515

1,452

1,171

1,403

Average Bancorp shareholders' equity (U.S. GAAP)
16,376

15,982

15,815

15,841

15,820

Less:
Average preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Average goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Average intangible assets and other servicing rights
(12)

(13)

(14)

(15)

(15)

Average tangible common equity (c)
12,617

12,222

12,054

12,079

12,058

Total Bancorp shareholders' equity (U.S. GAAP)
16,323

15,839

15,826

15,605

15,864

Less:
Preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(12)

(13)

(13)

(14)

(15)

Tangible common equity, including unrealized gains / losses (d)
12,564

12,079

12,066

11,844

12,102

Less: Accumulated other comprehensive income
(684)

(197)

(522)

(291)

(588)

Tangible common equity, excluding unrealized gains / losses (e)
11,880

11,882

11,544

11,553

11,514

Total assets (U.S. GAAP)
142,430

141,048

141,883

141,628

140,437

Less:
Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(12)

(13)

(13)

(14)

(15)

Tangible assets, including unrealized gains / losses (f)
140,002

138,619

139,454

139,198

138,006

Less: Accumulated other comprehensive income / loss, before tax
(1,052)

(303)

(803)

(448)

(905)

Tangible assets, excluding unrealized gains / losses (g)
138,950

138,316

138,651

138,750

137,101

Common shares outstanding (h)
770

785

795

810

815

Ratios:
Return on average tangible common equity (b) / (c)
9.9%
20.6%
12.0%
9.7%
11.7%
Tangible common equity (excluding unrealized gains/losses) (e) / (g)
8.55%
8.59%
8.33%
8.33%
8.40%
Tangible common equity (including unrealized gains/losses) (d) / (f)
8.97%
8.71%
8.65%
8.51%
8.77%
Tangible book value per share (d) / (h)
$16.32
$15.39
$15.18
$14.62
$14.85
For the Three Months Ended

Fifth Third Bancorp | All Rights Reserved

Regulation G non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
March
December
September
June
March
2016
2015
2015
2015
2015
Non-interest income excluding certain items
Non-interest income (U.S. GAAP)
$637
$1,104
$713
$556
$630
Gain on sale of Vantiv shares
-

(331)

-

-

-

Gain on Vantiv warrant actions
-

(89)

-

-

-

Vantiv TRA settlement payment
-

(49)

-

-

-

Vantiv warrant valuation
(47)

(21)

(130)

(14)

(70)

Gain on sale of certain branches
(8)

-

-

-

-

Branch and land valuation adjustments
-

-

-

97

-

Gain from sales of troubled debt restructurings
-

-

-

-

(37)

Impairment associated with aircraft leases
-

-

-

-

30

Valuation of 2009 Visa total return swap
(1)

10

8

2

17

Securities (gains) / losses
(3)

(1)

-

(4)

(4)

Adjusted non-interest income (i)
$578
$623
$591
$637
$566
Non-interest expense excluding certain items
Non-interest expense (U.S. GAAP)
$986
$963
$943
$947
$923
Contribution for Fifth Third Foundation
-

(10)

-

-

(4)

Severance expense
(15)

(2)

(3)

(2)

(1)

Litigation reserve changes
-

-

5

1

(2)

Executive retirements
-

-

(6)

-

-

Adjusted non-interest expense (j)
$971
$951
$939
$946
$916
PPNR
Net Income
327
657
381
309
361
Less: Net income attributable to noncontrolling interests
-

-

-

(6)

-

Net income attributable to Bancorp
327
657
381
315
361
Dividends on preferred stock
15
23
15
23
15
Tangible net income available to common shareholders (a)
$312
$634
$366
$292
$346
Combined pre-tax PPNR adjustments
(44)
(468)
(118)
82
(57)
Impact of assumed 35% rate on adjustments
(15)

(164)

(41)

29

(20)

After tax impacts of certain item (k)
(29)

(304)

(77)

53

(37)

Core net income available to common shareholders (l)
$283
$330
$289
$345
$309
Average tangible common equity, including unrealized gains & losses, prior 4 quarters (m)
12,268

Core return on average tangible common equity, prior 4 quarters (l) / (m)
10.17%
Adjusted Efficiency Ratio
Reported net interest income (n)
909
904
906
892
852
Adjusted Efficiency Ratio (j) / ((i) + (n))
65.3%
62.3%
62.7%
61.9%
64.6%
For the Three Months Ended
22
Fifth Third Bancorp | All Rights Reserved